 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2014

Gramercy Property Trust Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 Fifth Avenue, 30th Floor New York, New York	10175
(Address of Principal Executive Offices)	(Zip Code)

(212) 297-1000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 26, 2014, the stockholders of Gramercy Property Trust Inc. (the “Company”) approved Articles of Amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 150,000,000 shares to 200,000,000 shares. The Articles of Amendment were filed with the Maryland State Department of Assessments and Taxation on June 27, 2014 and became effective on that date. The Articles of Amendment are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders (the “Annual Meeting”) of the Company was held on June 26, 2014, at which 57,889,942 shares of the Company’s common stock were represented in person or by proxy representing approximately 81.06% of the issued and outstanding shares of the Company’s common stock entitled to vote. At the Annual Meeting, the Company’s stockholders (i) elected seven directors to serve until the Company’s 2015 Annual Meeting and until their successors are duly elected and qualify; (ii) approved certain issuances of the Company’s common stock upon exchange of its 3.75% exchangeable senior notes due 2019; (iii) approved an amendment to the Company’s charter increasing the amount of common stock the Company is authorized to issue to 200,000,000 shares; (iv) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and (v) approved, on an advisory basis, the compensation of the Company’s named executive officers. The proposals are described in detail in the Company’s 2014 Proxy Statement relating to the Annual Meeting.

The final results for the votes regarding each proposal are set forth below.

(i) The voting results with respect to the election of each director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Allan J. Baum	36,574,952	212,990	21,102,000
Gordon F. DuGan	36,589,103	198,839	21,102,000
Marc Holliday	36,215,292	572,650	21,102,000
Gregory F. Hughes	36,562,669	225,273	21,102,000
Jeffrey E. Kelter	36,575,975	211,967	21,102,000
Charles S. Laven	36,543,727	244,215	21,102,000
William H. Lenehan	36,554,408	233,534	21,102,000

(ii) The voting results with respect to the approval of certain issuances of the Company’s common stock upon exchange of its 3.75% exchangeable senior notes due 2019 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
35,480,020	270,014	1,037,908	21,102,000

(iii) The voting results with respect to the approval of an amendment to the Company’s charter increasing the amount of common stock the Company is authorized to issue to 200,000,000 shares were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
54,908,007	1,638,641	1,343,294	0

(iv) The voting results with respect to the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
57,529,520	259,419	101,003	0

(v) The voting results with respect to the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
36,002,632	645,695	139,615	21,102,000

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

3.1	Articles of Amendment to the Articles of Incorporation of the Company.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2014	GRAMERCY PROPERTY TRUST INC.

	By:	/s/ Jon W. Clark
	Name:	Jon W. Clark
	Title:	Chief Financial Officer